UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BIOAGE LABS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 21, 2026

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the "Annual Meeting") of BioAge Labs, Inc. (the “Company") to be held virtually on Wednesday, June 10, 2026 at 12:00 p.m., Eastern Time. The attached notice and proxy statement describe the formal business to be transacted at the Annual Meeting.

We are furnishing proxy materials to our stockholders over the Internet. You may read, print and download our 2026 Annual Report to Stockholders and our Proxy Statement at www.proxydocs.com/BIOA. On or about April 21, 2026, we will mail our stockholders a notice containing instructions on how to access these materials and how to vote their shares. The notice provides instructions on how you can request a paper copy of these materials by mail, by telephone or by email. If you requested your materials via email, the email contains voting instructions and links to the materials on the Internet.

You may vote your shares by regular mail or during the Annual Meeting. The Annual Meeting is being held so that stockholders may consider the election of directors and the ratification of the appointment of KPMG LLP, our independent registered public accounting firm, for the year ending December 31, 2026.

Our Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

On behalf of the Board of Directors and the officers and employees of BioAge Labs, Inc., I would like to take this opportunity to thank our stockholders for their continued support of the Company. We look forward to seeing you at the Annual Meeting.

Sincerely,

Jean-Pierre Garnier, Ph.D. Chair of the Board

BIOAGE LABS, INC.

5885 Hollis Street, Suite 370

Emeryville, California 94608

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 10, 2026

Notice is hereby given that the 2026 Annual Meeting of Stockholders of BioAge Labs, Inc. (the “Company”) will be held virtually at 12:00 p.m., Eastern Time, on Wednesday, June 10, 2026 for the following purposes:

1.
To elect three Class II directors, to serve a three-year term through the third annual meeting of stockholders following this meeting and until a successor has been elected and qualified or until earlier resignation or removal; and
2.
To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 16, 2026, are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments thereof. On or about April 21, 2026, we expect to mail to stockholders a Notice of Internet Availability of Proxy Materials ("Notice of Internet Availability") containing instructions on how to access our proxy statement for our 2026 Annual Meeting and our 2025 Annual Report on Form 10-K to stockholders. The Notice of Internet Availability also provides instructions on how to vote through the internet or by telephone and includes instructions on how to receive paper copies of the proxy materials by mail, if desired.

For ten days prior to the Annual Meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be available at http://www.proxydocs.com/BIOA.

Your vote as a BioAge Labs, Inc. stockholder is very important. Each share of common stock that you own represents one vote.

For questions regarding your stock ownership, you may contact us via e-mail at ir@bioagelabs.com or, if you are a registered holder, our transfer agent, Computershare Trust Company, N.A. by email through their website at www.computershare.com/contactus or by phone at (800) 736-3001. Whether or not you expect to attend the Annual Meeting, we encourage you to read the proxy statement and vote through the internet or by telephone, or to request, sign and return your proxy card as soon as possible, so that your shares may be represented at the Annual Meeting. For specific instructions on how to vote your shares, please refer to the section entitled “General Proxy Information” in the proxy statement.

By order of the Board of Directors,

/s/ Kristen Fortney, Ph.D.
Kristen Fortney, Ph.D. Chief Executive Officer and President

Emeryville, California

April 21, 2026

Important Notice Regarding the Availability of Proxy Materials for the virtual Annual Meeting of Stockholders to be held on June 10, 2026: the Proxy Statement and our 2025 Annual Report on Form 10-K are available at www.proxydocs.com/BIOA. You will need the control number included on your proxy card or voting instruction form, or included in the e-mail to you if you received the proxy materials by e-mail, as such number will be required in order for stockholders to gain access to the virtual meeting.

YOUR VOTE IS IMPORTANT

Please vote via the Internet or telephone.

Internet: http://www.proxypush.com/BIOA

Phone: 1-866-390-6228

If you request a proxy card, please mark, sign and date the proxy card when received and return it promptly in the self-addressed, stamped envelope we will provide.

BioAge Labs, Inc.

PROXY STATEMENT FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

June 10, 2026

INFORMATION ABOUT SOLICITATION AND VOTING

The accompanying proxy is solicited on behalf of the Board of Directors of BioAge Labs, Inc. ("BioAge" or the "Company") for use at BioAge’s 2026 Annual Meeting of Stockholders ("Annual Meeting") to be held via a virtual meeting. We believe that a virtual stockholder meeting provides greater access to those who may want to attend, and therefore we have chosen this over an in-person meeting. You will be able to participate in the Annual Meeting and vote during the Annual Meeting via live webcast by visiting http://www.proxypush.com/BIOA on Wednesday, June 10, 2026 at 12:00 p.m. Eastern Time, and any adjournment or postponement thereof. You will need the control number included on your proxy card or voting instruction form, or included in the e-mail to you if you received the proxy materials by e-mail, as such number will be required in order for stockholders to gain access to the virtual meeting.

We are making this proxy statement, the accompanying form of proxy and our Annual Report on Form 10-K for the year ended December 31, 2025 first available to stockholders on or about April 21, 2026. An electronic copy of this proxy statement and Annual Report on Form 10-K are available at https://ir.bioagelabs.com/financial-information/sec-filings.

INTERNET AVAILABILITY OF PROXY MATERIALS

Under rules adopted by the U.S. Securities and Exchange Commission, or SEC, we are furnishing proxy materials to our stockholders primarily via the internet, instead of mailing printed copies to each stockholder. On or about April 21, 2026, we expect to send to our stockholders a Notice of Internet Availability of Proxy Materials ("Notice of Internet Availability") containing instructions on how to access our proxy materials, including our proxy statement and our Annual Report on Form 10-K. The Notice of Internet Availability also provides instructions on how to vote through the internet or by telephone and includes instructions on how to receive paper copies of the proxy materials by mail, or an electronic copy of the proxy materials by email.

This process is designed to reduce our environmental impact and lower the costs of printing and distributing our proxy materials while providing our stockholders timely access to this important information. If you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Purpose of the Annual Meeting

At the Annual Meeting, stockholders will act upon the proposals described in this proxy statement. In addition, we will consider any other matters that are properly presented for a vote at the Annual Meeting. We are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly presented for a vote at the Annual Meeting, the persons named in the proxy, who are officers of the company, have the authority in their discretion to vote the shares represented by the proxy.

Record Date; Quorum

Only holders of record of common stock at the close of business on April 16, 2026, the record date, will be entitled to vote at the Annual Meeting. At the close of business on April 16, 2026, 44,397,817 shares of common stock were outstanding and entitled to vote.

The holders of a majority of the voting power of the shares of stock entitled to vote at the Annual Meeting as of the record date must be present or represented by proxy at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote online at the virtual Annual Meeting or if you have properly submitted a proxy.

GENERAL PROXY INFORMATION

Voting Rights; Required Vote

Each holder of shares of common stock is entitled to one vote for each share of common stock held as of the close of business on April 16, 2026, the record date. You may vote all shares owned by you at such date, including (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee or other nominee. Dissenters’ rights are not applicable to any of the matters being voted on.

Stockholder of Record: Shares Registered in Your Name. If on April 16, 2026, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting, or vote in advance through the internet or by telephone, or if you request to receive paper proxy materials by mail, by filling out and returning the proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If on April 16, 2026, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your broker on how to vote the shares held in your account, and your broker has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. Because the brokerage firm, bank or other nominee that holds your shares is the stockholder of record, if you wish to attend the Annual Meeting and vote your shares, you must obtain a valid proxy from the firm that holds your shares giving you the right to vote the shares at the Annual Meeting.

Each director will be elected by a plurality of the votes cast at the Annual Meeting. This means that the three individuals nominated for election to the Board of Directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may either vote “FOR” one or more of the nominees or “WITHHOLD” your vote with respect to one or more of the nominees. A “WITHHOLD” will have no effect on the outcome of the election. You may not cumulate votes in the election of directors. Approval of the ratification of the appointment of our independent registered public accounting firm will be obtained if the number of the votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal.

A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted (stockholder withholding) with respect to a particular matter. In addition, a broker may not be permitted to vote on shares held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock (broker non-vote). While a broker is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. At this Annual Meeting, only the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, is considered a routine matter, and brokers have discretionary authority to vote shares that are beneficially owned on the ratification of the appointment of KPMG LLP as our independent registered accounting firm. Accordingly, there will not be any broker non-votes on this proposal. The other proposal presented at the Annual Meeting is a non-routine matter. The shares subject to a proxy which are not being voted on a particular matter because of either stockholder withholding or broker non-votes will count for purposes of determining the presence of a quorum, but are not treated as votes cast and, therefore, will have no effect on the election of directors. Abstentions are voted neither “for” nor “against” a matter, and, therefore, will have no effect on the election of directors or the ratification of the appointment of KPMG LLP, but are counted in the determination of a quorum.

Recommendations of the Board of Directors on Each of the Proposals Scheduled to be Voted on at the Annual Meeting

The Board of Directors recommends that you vote FOR the election of each of the Class II directors named in this proxy statement ("Proposal 1") and FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 ("Proposal 2").

None of the directors or executive officers has any substantial interest in any matter to be acted upon, other than elections to office with respect to the directors nominated in Proposal 1.

Voting Instructions; Voting of Proxies

If you are a stockholder of record, you may:

•
vote online at the Annual Meeting – attend the Annual Meeting online and follow the instructions posted at www.proxypush.com/BIOA. You will need the control number included on your proxy card or voting instruction form, or included in the e-mail to you if you received the proxy materials by e-mail;
•
vote through the internet or by telephone – in order to do so, please follow the instructions shown on your proxy card or Notice of Internet Availability; or
•
vote by mail – if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the proxy card and return it as soon as possible before the Annual Meeting in the envelope provided.

Votes submitted through the internet or by telephone must be received by 11:59 p.m. Eastern Time on June 9, 2026. Submitting your proxy, whether by telephone, through the internet or by mail if you requested or received a paper proxy card, will not affect your right to vote online should you decide to attend the virtual Annual Meeting.

If your shares are held in an account with a brokerage firm, bank or other nominee, then you are deemed to be the beneficial owner of your shares and the broker that actually holds the shares for you is the record holder and is required to vote the shares it holds on your behalf according to your instructions. The proxy materials, as well as voting and revocation instructions, should have been forwarded to you by the bank, broker or other nominee that holds your shares. In order to vote your shares, you will need to follow the instructions that your bank, broker or other nominee provides you. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in street name will depend on the voting processes of the bank, broker or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization.

For Proposal 1, you may either vote “FOR” all of the nominees to the Board of Directors, or you may withhold your vote from any nominee you specify. For Proposal 2, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.

All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our Board of Directors stated above.

If you received a Notice of Internet Availability, please follow the instructions included on the notice on how to access and vote your proxy card. If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.

If you receive more than one proxy card or Notice of Internet Availability, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on the Notice of Internet Availability on how to access and vote each proxy card. If you requested or received paper proxy materials by mail, please complete, sign, date and return each proxy card to ensure that all of your shares are voted.

Expenses of Soliciting Proxies

We will pay the expenses associated with soliciting proxies. Following the original distribution and mailing of the solicitation materials, we or our agents may solicit proxies by mail, email, telephone, facsimile, by other similar means, or in person. Our directors, officers and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, email or otherwise. Following the original distribution and mailing of the solicitation materials, we will request brokers, custodians, nominees and other record holders to forward copies of those materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials and/or vote through the internet, you are responsible for any internet access charges you may incur.

Revocability of Proxies

A stockholder of record who has given a proxy may revoke it at any time before the closing of the polls by the inspector of elections at the Annual Meeting by:

•
delivering to our Corporate Secretary (by any means, including facsimile) a written notice stating that the proxy is revoked;
•
signing and delivering a proxy bearing a later date;
•
voting again through the internet or by telephone; or
•
attending and voting online at the Annual Meeting by following the instructions posted at www.proxypush.com/BIOA (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, and you wish to revoke a proxy, you must contact that firm to revoke or change any prior voting instructions.

Electronic Access to the Proxy Materials

The Notice of Internet Availability will provide you with instructions regarding how to:

•
view our proxy materials for the Annual Meeting through the Internet;
•
instruct us to mail paper copies of our future proxy materials to you; and
•
instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will reduce the impact of our annual meetings of stockholders on the environment and lower the costs of printing and distributing our proxy materials. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Voting Results

Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a Current Report on Form 8-K within four business days of the Annual Meeting.

Implications of Being an “Emerging Growth Company” and “Smaller Reporting Company”

We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups Act of 2012, and a “smaller reporting company” as defined under Rule 405 of the Securities Act of 1933, as amended, or the Securities Act, and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about the company’s executive compensation arrangements and no requirement to have non-binding advisory votes on executive compensation.

CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

We are committed to good corporate governance practices. These practices provide an important framework within which our Board of Directors and management pursue our strategic objectives for the benefit of our stockholders.

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, Board committee structure and functions, and other policies for the governance of the company. Our Corporate Governance Guidelines are available on the investor relations section of our website at https://ir.bioagelabs.com/corporate-governance/documents-charters.

Board Composition and Leadership Structure

Our Corporate Governance Guidelines provide that our Board of Directors shall be free to choose its Chairperson in any way that it considers in the best interests of our company, and that the Nominating and Governance Committee shall periodically consider the leadership structure of our Board of Directors and make such recommendations to the Board of Directors with respect thereto as the Nominating and Governance Committee deems appropriate. Our Corporate Governance Guidelines also provide that, when the positions of Chairperson and Chief Executive Officer are held by the same person, the independent directors may designate a “lead independent director.” In cases in which the Chairperson and Chief Executive Officer are the same person, the Chairperson schedules and sets the agenda for meetings of the Board of Directors in consultation with the lead independent director, and the Chairperson, or if the Chairperson is not present, the lead independent director, chairs such meetings. In addition, the responsibilities of the lead independent director include: presiding over executive sessions of independent directors; serving as a liaison between the Chairperson and the independent directors; being available, under appropriate circumstances, for consultation and direct communication with stockholders; and performing such other functions and responsibilities as requested by the Board of Directors from time to time.

The positions of Chief Executive Officer and Chairperson of our Board of Directors are held by two different individuals (Kristen Fortney, Ph.D. and Jean-Pierre Garnier, Ph.D., respectively). This structure allows our Chief Executive Officer to focus on our day-to-day business while our Chairperson leads our Board of Directors in its fundamental role of providing advice to and independent oversight of management. Our Board of Directors believes such separation is appropriate, as it enhances the accountability of the Chief Executive Officer to the Board of Directors and strengthens the independence of the Board of Directors from management. Any changes to the leadership structure of our Board of Directors, if made, will be promptly disclosed on the investor relations section of our website and in our proxy materials. Our Board of Directors, in its sole discretion, may seek input from our stockholders on the leadership structure of the Board of Directors.

Additionally, the Chairperson, along with other members of the Board of Directors, is responsible for discharging the Board of Directors’ risk oversight responsibility (as further described below) and reviews and provides feedback on risk management to the management team, including Dr. Fortney, as well as feedback on the design and structure of the Board.

Board’s Role in Risk Oversight

Our Board of Directors believes that open communication between management of the Company and the Board of Directors is essential for effective risk management and oversight. Our Board of Directors meets with our Chief Executive Officer and other members of the senior management team at quarterly Board of Director meetings, where, among other topics, they discuss strategy and risks in the context of reports from the management team and evaluate the risks inherent in significant transactions. While our Board of Directors is ultimately responsible for risk oversight, our Board committees assist the Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting, disclosure controls and procedures, and cybersecurity. The Compensation Committee assists our Board of Directors in assessing risks created by the incentives inherent in our compensation policies. The Nominating and Governance Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to the management of corporate, legal and regulatory risk.

Cybersecurity Risk Oversight

Our Board of Directors recognizes the importance of maintaining the trust and confidence of our patients, our collaborators, our business partners, our investors, and our employees and understand how key it is to maintain their confidence in our ability to properly protect and manage our information technology systems, infrastructure and data as part of that trust and confidence. In order to achieve this, our management team and our Board of Directors are actively involved in the oversight of our cybersecurity program as part of our approach to risk management.

Our cybersecurity risk assessment and management processes are implemented and maintained by certain management, including our Senior Director of Information Technology, who has more than two decades of information technology and information technology leadership experience. Our Senior Director of Information Technology, under the supervision of our Chief Financial Officer, manages and monitors our cybersecurity risk (including that presented by our information technology service providers). Our Senior Director of Information Technology is responsible for informing our Chief Financial Officer of relevant cybersecurity risks including, as relevant, the prevention, detection, mitigation and remediation of cybersecurity incidents. Our Chief Financial Officer has over two decades of management experience, including oversight over information technology and cybersecurity matters.

Our Board of Directors, with the assistance of the Audit Committee, has oversight for the cybersecurity risks facing us and for our processes designed to identify, prioritize, assess, manage, and mitigate those risks. As part of its oversight responsibilities, the Audit Committee receives periodic updates on cybersecurity and information technology matters and related risk exposures (including, as relevant, those stemming from certain cybersecurity incidents) from our Senior Director of Information Technology and Chief Financial Officer.

The Company has processes in place to identify, assess and monitor material risks from cybersecurity threats, which are part of the Company’s overall enterprise risk management process and have been embedded in the Company’s operating procedures, internal controls and information systems. Information relating to cybersecurity and information security is contained in the section titled “Cybersecurity” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Director Independence

Our common stock is listed on the Nasdaq Global Select Market. Under the rules of the Nasdaq Stock Market, independent directors must constitute a majority of a listed company’s Board of Directors. In addition, the rules of the Nasdaq Stock Market require that, subject to specified exceptions, each member of a listed company’s Audit, Compensation and Nominating and Governance Committees must be an “independent director.” Under the rules of the Nasdaq Stock Market, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Additionally, Compensation Committee members must not have a relationship with the listed company that is material to the director’s ability to be independent from management in connection with the duties of a Compensation Committee member.

Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an Audit Committee of a listed company may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors or any other Board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board of Directors determined that all of our directors, except for Kristen Fortney, Ph.D. and Eric Morgen, M.D., are “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq Stock Market. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each directors’ business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our capital stock by each non-employee director and any affiliates.

Committees of Our Board of Directors

Our Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Governance Committee, each of which has the composition and responsibilities described below. In addition, from time to time, special committees may be established under the direction of our Board of Directors when necessary to address specific issues. Each of the below committees has a written charter approved by our Board of Directors, and copies of each charter are posted on the following investor relations page of our website: https://ir.bioagelabs.com/corporate-governance/documents-charters. Members that serve on these committees will serve until their resignation or until otherwise determined by our Board of Directors.

Audit Committee

Our Audit Committee is comprised of Ms. Hemrajani, Mr. Enright and Dr. Pande, with Ms. Hemrajani as the Chairperson of our Audit Committee. Our Board of Directors has determined that the composition of our Audit Committee meets the requirements for independence under the current Nasdaq listing standards and SEC rules and regulations, and that each member of our Audit Committee is financially literate. In addition, our Board of Directors has determined that Ms. Hemrajani is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act.

Our Audit Committee is responsible for, among other things:

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selecting and hiring our independent registered public accounting firm;
•
evaluating the qualifications, independence and performance of our independent registered public accounting firm;

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the preparation of the audit committee report to be included in our annual proxy statement;
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oversight of our compliance with legal and regulatory requirements;
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assisting our Board of Directors with risk assessment and management, including cybersecurity risk management;
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oversight of our accounting and financial reporting processes, including our financial statement audits and the integrity of our financial statements; and
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reviewing and approving related-person transactions.

Compensation Committee

Our Compensation Committee is comprised of Dr. Davidson, Dr. Garnier and Dr. Healy, with Dr. Davidson as the Chairperson of our Compensation Committee. Our Board of Directors has determined that each member of our Compensation Committee is a non-employee director, as defined by Rule 16b-3 promulgated under the Exchange Act, and meets the requirements for independence under the current Nasdaq listing standards and SEC rules and regulations.

Our Compensation Committee is responsible for, among other things:

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evaluating, recommending, approving and reviewing executive officer compensation arrangements, plans, policies and programs;
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evaluating and recommending non-employee director compensation arrangements for determination by our Board of Directors;
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administering our cash-based and equity-based compensation plans; and
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overseeing our compliance with regulatory requirements associated with the compensation of directors, executive officers and employees.

The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of non-employee directors and executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. Before selecting any such consultant, counsel or advisor, the Compensation Committee reviews and considers the independence of such consultant, counsel or advisor in accordance with applicable Nasdaq rules. We must provide appropriate funding for payment of reasonable compensation to any advisor retained by the Compensation Committee.

Nominating and Governance Committee

Our Nominating and Governance Committee is comprised of Dr. Healy, Dr. Davidson, Dr. Garnier and Ms. Hemrajani with Dr. Healy as the Chairperson of our Nominating and Governance Committee. Our Board of Directors has determined that each member of our Nominating and Governance Committee meets the requirements for independence under the current Nasdaq listing standards.

Our Nominating and Governance Committee is responsible for, among other things:

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identifying, considering and recommending candidates for membership on our Board of Directors;
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overseeing the process of evaluating the performance of our Board of Directors;
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periodically reviewing succession plans for senior management positions; and
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advising our Board of Directors on environmental, social and other corporate governance matters.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer and President and other executive and senior officers. The full text of our code of business conduct and ethics can be found at https://ir.bioagelabs.com/corporate-governance/documents-charters.

Insider Trading Policy, Anti-hedging

We have adopted an Insider Trading Policy that applies to all of our employees, officers and directors, including our Chief Executive Officer and other executive officers, to establish policies and procedures to promote compliance with applicable U.S. securities laws, rules and regulations and applicable Nasdaq listing standards and prohibit the purchase, sale and/or other dispositions of our securities while in the possession of material nonpublic information related to us and the disclosure of material nonpublic information related to us to any outside person. The Insider Trading Policy further prohibits such individuals from purchasing financial instruments, or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in market value of our common stock, such as prepaid variable forward contracts, equity swaps, collars, forward sale contracts and exchange funds.

The Insider Trading Policy also prohibits us from transacting in our own securities unless in compliance with applicable U.S. securities laws, rules and regulations and applicable Nasdaq listing standards. In April 2026, our Board of Directors amended and restated the Insider Trading Policy to remove the automatic quarterly blackout periods such that we will rely on special blackouts. A copy of our prior Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The Amended and Restated Insider Trading Policy will be filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ending December 31, 2026.

Compensation Consultants

The Compensation Committee has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable. In accordance with this authority, the Compensation Committee has engaged the services of Alpine Rewards LLC ("Alpine") as its independent outside compensation consultants.

As requested by the Compensation Committee, in 2025, Alpine's services to the Compensation Committee included assisting in developing our peer group composition, analyzing benchmarking data with respect to our executives’ overall individual compensation and providing information regarding current trends and developments in executive compensation, equity-based awards, severance agreements and employee stock purchase programs based on our peer group.

All executive compensation services provided by Alpine during 2025 were conducted under the direction or authority of the Compensation Committee, and all work performed by Alpine was pre-approved by the Compensation Committee. Neither Alpine nor any of its affiliates maintains any other direct or indirect business relationships with us or any of our subsidiaries. The Compensation Committee evaluated whether any work provided by Alpine raised any conflict of interest for services performed during 2025 and determined that it did not.

Additionally, during 2025, Alpine provided compensation benchmarking data with respect to non-executive employees. The aggregate fees incurred with Alpine in 2025 were $109,538 for all work performed.

Policies and Practices Related to the Grant of Certain Equity Awards

We grant equity awards on an annual basis and may grant equity awards on a discretionary basis in connection with certain events such as the commencement of employment or promotion. Our Compensation Committee (or a committee thereof) does not grant equity awards in anticipation of the release of material non-public information. Similarly, we do not time the release of material non-public information based on equity award grant dates.

During fiscal year 2025, (i) none of our named executive officers were awarded stock options with an effective grant date during any period beginning four business days before the filing or furnishing of a Form 10-Q, Form 10-K, or Form 8-K that disclosed material non-public information, and ending one business day after the filing or furnishing of such reports, and (ii) we did not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation.

Delegation Authority

Under its charter, the Compensation Committee may delegate to the CEO (either alone or acting together with one or more officers of the Company), within the limits imposed by applicable law and the Exchange Rules, the authority to make equity grants to service providers of the Company or of any subsidiary of the Company who are not the Executive Officers or directors of the Company, subject to guidelines or limits specified by the Committee; provided that, in the case of grants of stock options and stock appreciation rights, the price per share of any grant made pursuant to this delegated authority is no less than the fair market value of the Company’s common stock on the date of grant.

In October 2024, the Compensation Committee approved the formation of our Equity Incentive Committee, currently composed of Kristen Fortney, Ph.D., our Chief Executive Officer, to which authority has been delegated to (i) grant stock options and restricted stock units to non-executive employees and consultants under the Company’s 2024 Equity Incentive Plan (the “2024 Plan”), (ii) modify the forms of equity awards to comply with international laws, regulations, and customs, in accordance with the applicable equity plan, the Company’s equity granting policy, and any granting guidelines, and (iii) perform such other functions as may be necessary in the efficient discharge of the foregoing, and have such other duties and responsibilities assigned to it by our Board of Directors or Compensation Committee, in each case to the extent permitted by law, the applicable rules, regulations and listing requirements, and our bylaws, as applicable. This delegated authority is subject to certain specified limitations and oversight by our Compensation Committee. The purpose of this delegation of authority is to enhance the flexibility of equity award administration and to facilitate the timely grant of share option awards to non-executive employees, particularly new employees, within specified guidelines and limits approved by our Compensation Committee. As part of its oversight function, our Compensation Committee periodically reviews the list of grants made by the Equity Incentive Committee.

Compensation Committee Interlocks and Insider Participation

During 2025, Dr. Davidson, Dr. Garnier and Dr. Healy, served on our Compensation Committee. None of the members of our Compensation Committee has been an officer or employee of our Company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more of its executive officers serving on our Board of Directors or Compensation Committee. Prior to establishing the Compensation Committee, our full Board of Directors made decisions relating to the compensation of our officers.

Compensation Recovery Policy

As of September 9, 2024, our Board of Directors adopted and our Compensation Committee administers, a Compensation Recovery Policy ("Clawback Policy") to comply with new rules and regulations promulgated by the SEC, including Rule 10D-1 of the Exchange Act that is applicable to all employees who are officers for purposes of Section 16 of the Exchange Act, including current and former Section 16 officers ("Covered Employees"). The Clawback Policy allows us to recover or “clawback” certain incentive-based compensation from Covered Employees in the event of a restatement of our financial statements due to material noncompliance with any financial reporting requirements under the federal securities laws. Under the Clawback Policy, if the restatement would result in any incentive-based compensation paid during the three years preceding the restatement to have been lower had it been calculated based on such restated results, we must recover the amounts in excess of what would have been paid under the restatement from any participant who received such incentive-based compensation.

Board and Committee Meetings and Attendance

The Board of Directors and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time. During 2025, the Board of Directors held five meetings including telephonic meetings; the Audit Committee held four meetings; the Compensation Committee held four meetings; and the Nominating and Governance Committee held one meeting. During 2025, each director attended at least 75% of the aggregate of the total number of meetings held by the Board of Directors during his or her tenure and the total number of meetings held by all committees of the Board of Directors on which such director served during his or her tenure. The independent members of the Board of Directors also meet separately without management directors on a regular basis to discuss such matters as the independent directors consider appropriate.

Board Attendance at Annual Stockholders’ Meeting

We invite and encourage each member of our Board of Directors to attend our annual meetings of stockholders. We do not have a formal policy regarding attendance of our annual meetings of stockholders by the members of our Board of Directors.

Communication with Directors

Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of the Board of Directors or a specific member of our Board of Directors (including our Chair) may do so by letters addressed to:

BioAge Labs, Inc.

c/o Corporate Secretary

5885 Hollis Street, Suite 370

Emeryville, California 94608

All communications by letter addressed to the attention of our Corporate Secretary will be reviewed by the Corporate Secretary and provided to the members of the Board of Directors unless such communications are unsolicited items, sales materials and other routine items and items unrelated to the duties and responsibilities of the Board of Directors.

Considerations in Evaluating Director Nominees

The Nominating and Governance Committee is responsible for identifying, considering, and recommending candidates to the Board of Directors for Board membership. A variety of methods are used to identify and evaluate director nominees, with the goal of maintaining and further developing an experienced and highly qualified Board of Directors. Candidates may come to our attention through current members of our Board of Directors, professional search firms, stockholders or other persons.

The Nominating and Governance Committee will recommend to the Board of Directors for selection all nominees to be proposed by the Board of Directors for election by the stockholders, including approval or recommendation of a slate of director nominees to be proposed by the Board of Directors for election at each annual meeting of stockholders, and will recommend all director nominees to be appointed by the Board of Directors to fill interim director vacancies.

Our Board of Directors encourages the selection of directors who will contribute to the company’s overall corporate goals. The Nominating and Governance Committee may from time-to-time review and recommend to the Board of Directors the desired qualifications, expertise, and characteristics of directors, including such factors as business experience, diversity and personal skills in life sciences and biotechnology, finance, marketing, financial reporting and other areas that are expected to contribute to an effective Board of Directors. Exceptional candidates who do not meet all of these criteria may still be considered. In evaluating potential candidates for the Board of Directors, the Nominating and Governance Committee considers these factors in the light of the specific needs of the Board of Directors at that time.

In addition, under our Corporate Governance Guidelines, a director is expected to spend the time and effort necessary to properly discharge such director’s responsibilities. Accordingly, a director is expected to regularly attend meetings of the Board of Directors and committees on which such director sits, and to review prior to meetings material distributed in advance for such meetings. Thus, the number of other public company boards and other boards (or comparable governing bodies) on which a prospective nominee is a member, as well as his or her other professional responsibilities, will be considered. Also, under our Corporate Governance Guidelines, there are no limits on the number of three-year terms that may be served by a director. However, in connection with evaluating recommendations for nomination for reelection, the Nominating and Governance Committee considers director tenure. We value diversity on a company-wide basis but have not adopted a specific policy regarding Board diversity.

Stockholder Recommendations for Nominations to the Board of Directors

The Nominating and Governance Committee will consider properly submitted stockholder recommendations for candidates for our Board of Directors who meet the minimum qualifications as described above. The Nominating and Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. A stockholder of record can nominate a candidate for election to the Board of Directors by complying with the procedures in Article I, Section 1.12 of our Amended and Restated Bylaws (the “Bylaws”). Any eligible stockholder who wishes to submit a nomination should review the requirements in the Bylaws on nominations by stockholders. Any nomination should be sent in writing to our Corporate Secretary, BioAge Labs, Inc., 5885 Hollis Street, Suite 370 Emeryville, California 94608. Submissions must include the full name of the proposed nominee, complete biographical information, a description of the proposed nominee’s qualifications as a director, other information regarding the nominee and proposing stockholder as specified in the Bylaws, and certain representations regarding the nomination. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. These candidates are evaluated at meetings of the Nominating and Governance Committee and may be considered at any point during the year. If any materials are provided by a stockholder in connection with the recommendation of a director candidate, such materials are forwarded to the Nominating and Governance Committee.

Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board of Directors is set forth below under “Stockholder Proposals to Be Presented at Next Annual Meeting.” In addition to satisfying the foregoing requirements under the Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2026 Annual Meeting of Stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

PROPOSAL NO. 1

ELECTION OF CLASS II DIRECTORS

Our Board of Directors is divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors and director nominees in Class II will stand for election at this Annual Meeting. The terms of office of directors in Class III and Class I do not expire until the annual meetings of stockholders to be held in 2027 and 2028, respectively. Our Nominating and Governance Committee recommended to our Board of Directors, and our Board of Directors nominated Mr. Enright, Dr. Healy and Ms. Hemrajani, each an incumbent Class II director, for election as Class II directors at the Annual Meeting. At the recommendation of our Nominating and Governance Committee, our Board of Directors proposes that each of the Class II nominees be elected as a Class II director for a three-year term expiring at the annual meeting of stockholders to be held in 2029 and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal.

Each director will be elected by a plurality of the votes present online at the virtual Annual Meeting or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the three individuals nominated for election to the Board of Directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may either vote “FOR” one or more of the nominees or “WITHHOLD” your vote with respect to one or more of the nominees. A “WITHHOLD” vote will have no effect on the outcome of the election. Shares represented by proxies will be voted “FOR” the election of each of the Class II nominees, unless the proxy is marked to withhold authority to so vote. You may not cumulate votes in the election of directors. If any nominee for any reason is unable to serve, the proxies may be voted for such substitute nominee as the proxy holders, who are officers of our company, might determine. Each nominee has consented to being named in this proxy statement and to serve if elected. Proxies may not be voted for more than three directors.

Nominees to the Board of Directors

The nominees and their ages as of April 16, 2026 are provided in the table below. Additional biographical information for each nominee is set forth in the text below the table.

Name	Age	Class
Patrick Enright, M.B.A.(1)	64	Class II Director
James I. Healy, M.D., Ph.D.(2)(3)	61	Class II Director
Rekha Hemrajani, M.B.A.(4)(5)	56	Class II Director

(1)
Member of our Audit Committee
(2)
Member of our Compensation Committee
(3)
Chair of our Nominating and Governance Committee
(4)
Chair of our Audit Committee
(5)
Member of our Nominating and Governance Committee

Patrick Enright, M.B.A. has served on our Board of Directors since February 2024. Mr. Enright co-founded Longitude Capital, a healthcare venture capital firm, where he has served as a Managing Director since 2006. Previously, Mr. Enright was a Managing Director of Pequot Ventures from 2002 to 2007, where he co-led the life sciences investment practice. Mr. Enright also has significant life sciences operations experience, including senior executive positions at Valentis, Inc., Boehringer Mannheim Pharmaceuticals Corp. (acquired by Roche) and Sandoz, Inc. (now known as Novartis). Mr. Enright currently serves on the boards of directors of Vera Therapeutics, Inc., Jazz Pharmaceuticals plc, Zenas BioPharma, Inc., Veradermics, Incorporated, and other privately held healthcare companies. Mr. Enright previously served on the boards of directors of over twenty companies, including Aimmune Therapeutics, Inc. (acquired by Nestlé) from 2013 to 2020, Corcept Therapeutics, Inc. from 2008 to 2017, and Vaxcyte, Inc. from 2015 to 2020. Mr. Enright received a B.S. in Biological Sciences from Stanford University and an M.B.A. from the Wharton School of Business at the University of Pennsylvania. We believe that Mr. Enright is qualified to serve on our Board due to his extensive experience serving on the boards of directors of life sciences companies, and his executive experience in the pharmaceutical industry.

James I. Healy, M.D., Ph.D. has served on our Board of Directors since February 2024. Dr. Healy has been a general partner at Sofinnova Investments, Inc. (formerly Sofinnova Ventures), a biotechnology investment firm, since June 2000. Dr. Healy is currently on the board of directors of ArriVent Biopharma, Inc., Rapport Therapeutics, Inc., and several private companies. Dr. Healy has previously served on the boards of directors of Ascendis Pharma A/S, Amarin Corporation, Auris Medical Holding AG, Bolt Therapeutics, Inc., CinCor Pharma Inc., Coherus BioSciences, Inc., Edge Therapeutics, Inc., Hyperion Therapeutics, Inc., InterMune, Inc., Iterum Therapeutics plc, Anthera Pharmaceuticals, Inc., Karuna Therapeutics, Inc., Natera, Inc., Durata Therapeutics, Inc., CoTherix, Inc., Movetis NV, NuCana plc, ObsEva SA, Y-mAbs, Inc. and several private companies, as well as on the board of the National Venture Capital Association and the board of the Biotechnology Industry Organization. Dr. Healy holds a Bachelor of Arts in Molecular Biology and in Scandinavian Studies from the University of California at Berkeley, and an M.D. and Ph.D. in Immunology from Stanford University School of Medicine. We believe that Dr. Healy is qualified to serve on our Board due to his extensive scientific and medical expertise and his experience serving on the boards of directors of life sciences companies.

Rekha Hemrajani, M.B.A. has served on our Board of Directors since August 2021. Previously, Ms. Hemrajani served as Chief Executive Officer and a Director of Jiya Acquisition Corporation, a special purpose acquisition company, from its inception in August 2020 until November 2022. Ms. Hemrajani also served as President and Chief Executive Officer and a Director of Aravive, Inc., a clinical-stage biotechnology company, from January 2020 to April 2020. From March 2019 to September 2019, Ms. Hemrajani served as the Chief Operating Officer and Chief Financial Officer of Arcus Biosciences, Inc., a biotechnology company. From March 2016 to March 2019, she served as Chief Operating Officer of FLX Bio, Inc. (now RAPT Therapeutics, Inc.), a biotechnology company. From March 2015 to March 2016, Ms. Hemrajani served as Chief Financial Officer and Senior Vice President of Business and Financial Operations at 3-V Biosciences, Inc. (now Sagimet Biosciences, Inc.), a biotechnology company. From October 2013 to March 2015, Ms. Hemrajani advised privately held companies on strategic corporate development and financing activities at Ravinia Consulting, a consulting firm she founded. Ms. Hemrajani currently serves as a Director for ALX Oncology Holdings Inc., a biotechnology company, since May 2020, MaxCyte, Inc, a life sciences tools company, since June 2021, and LB Pharmaceuticals, Inc., a biotechnology company, since September 2025. From May 2019 to May 2021, she served as a Director at Adverum Biotechnologies, Inc., a biopharmaceutical company. She holds a B.S. in Economics and Computer Science from the University of Michigan and an M.B.A. from the Kellogg Graduate School of Management at Northwestern University. We believe that Ms. Hemrajani is qualified to serve on our Board due to her executive leadership experience, her financial expertise, and her experience serving on the boards of directors of life sciences companies.

Continuing Directors

The directors who are serving for terms that end following the Annual Meeting and their ages as of April 16, 2026 are provided in the table below. Additional biographical information for each nominee is set forth in the text below the table.

Name	Age	Class
Kristen Fortney, Ph.D.	43	Class I Director
Eric Morgen, M.D.	43	Class I Director
Vijay Pande, Ph.D.(1)	55	Class I Director
Michael Davidson, M.D. (2)(4)	69	Class III Director
Jean-Pierre Garnier, Ph.D.(3)(4)(5)	78	Class III Director

(1)
Member of our Audit Committee
(2)
Chair of our Compensation Committee
(3)
Member of our Compensation Committee
(4)
Member of our Nominating and Governance Committee
(5)
Chair of the Board

Kristen Fortney, Ph.D. is a co-founder of the Company and has served as our Chief Executive Officer, President, and a member of our Board of Directors since the Company’s inception in April 2015. She also currently serves as an Advisor to several biotechnology companies. Dr. Fortney received her Ph.D. in Medical Biophysics from the University of Toronto, and completed postdoctoral training at Stanford University where she was a fellow of the Ellison Medical Foundation / American Federation for Aging Research. We believe Dr. Fortney is qualified to serve on our Board because of her extensive experience in the biopharmaceutical industry and leadership experience, including her role as our co-founder, Chief Executive Officer, and President.

Eric Morgen, M.D. is a co-founder of the Company and has served as a member of our Board of Directors since June 2017, as our Chief Medical Officer from February 2018 to April 2020, and as our Chief Operating Officer since May 2018. From July 2016 to January 2018, Dr. Morgen served as an Assistant Professor at the University of Toronto, where his research focused on biomarker discovery and characterization in high-dimensional datasets from human cohorts. Prior to that, Dr. Morgen served from July 2014 to June 2016 as a Clinical Fellow and a Research Fellow in Computational Biology and Molecular Epidemiology at the University of Toronto, where he held a Canada Graduate Scholarship from the CIHR, and was subsequently a CIHR research fellow. Dr. Morgen currently serves on the board of directors of the Alliance for Longevity Initiative, a nonprofit organization. Dr. Morgen is a licentiate of the Medical Council of Canada, a fellow of the Royal College of Physicians and Surgeons of Canada, and previously practiced medicine at Mount Sinai Hospital in Toronto. Dr. Morgen received his H.B.Sc. from the University of Toronto, Innis College, his M.P.H. from the Dalla Lana School of Public Health at the University of Toronto and his M.D. from the Faculty of Medicine at the University of Toronto. We believe that Dr. Morgen is qualified to serve on our Board due to his experience as our Chief Operating Officer and Chief Medical Officer and his medical training and scientific expertise.

Vijay Pande, Ph.D. has served as a member of our Board of Directors since June 2017. Dr. Pande is a co-founder and Managing Partner of VZVC, a venture capital firm he founded in September 2025. From September 2014 to June 2025, Dr. Pande served in various roles of increasing responsibility at Andreessen Horowitz, a venture capital firm, including most recently as a General Partner since September 2015. Dr. Pande co-founded Globavir Biosciences, Inc., an infectious disease company, in April 2014, where he served on the Scientific Advisory Board until August 2025. Prior to Globavir, Dr. Pande served at Stanford University between July 1999 and October 2015, including as the Henry Dreyfus Professor of Chemistry, Structural Biology and Computer Science and most recently as the Director, Program in Biophysics between September 2008 and October 2015. Dr. Pande also served as a member of the board of directors of Nautilus Biotechnology, a biotechnology company, from May 2018 to August 2025, and currently serves on various private company boards. Dr. Pande holds a B.S. in Physics from Princeton University and a Ph.D. in Physics from the Massachusetts Institute of Technology. We believe Dr. Pande is qualified to serve on our Board of Directors due to his extensive scientific expertise and his investment, operational and leadership experience in the life sciences industry.

Michael Davidson, M.D. has served as a member of our Board of Directors since March 2024. Since August 2020, Dr. Davidson has served as Chief Executive Officer and Executive Director at NewAmsterdam Pharma Company N.V., a pharmaceutical company. Prior to joining NewAmsterdam Pharma, Dr. Davidson was the founder and Chief Executive Officer of Corvidia Therapeutics, Inc., a cardio-renal disease therapy company, from January 2016 until April 2018 and the Chief Scientific and Medical Officer from April 2018 until July 2020, when Corvidia was acquired by Novo Nordisk A/S. Dr. Davidson is board-certified in internal medicine, cardiology, and clinical lipidology and served as President of the National Lipid Association from May 2010 to May 2011. Dr. Davidson currently serves on the board of directors of Tenax Therapeutics, Inc., a biopharmaceutical company, a position he has held since April 2021. Dr. Davidson served on the board of directors of Silence Therapeutics plc, a biotechnology company, from January 2022 until August 2025. Dr. Davidson also serves on the boards of private biotechnology companies SonoThera, Inc., Abcentra, Inc., and Jocasta Neuroscience, Inc. Dr. Davidson received his B.A. and M.S. from Northwestern University and his M.D. from The Ohio State University School of Medicine. We believe Dr. Davidson is qualified to serve on our board of directors because of his medical training and extensive leadership experience in the biopharmaceutical industry, including his expertise in cardiovascular and metabolic diseases.

Jean-Pierre Garnier, Ph.D. has served as a member and chair of our Board of Directors since August 2024. Since 2019, Dr. Garnier has served as a member of the board of directors of Carrier Global Corporation, a public company, and as a member and chair of the board of directors of Cellectis S.A., a public biopharmaceutical company. From 2015 to 2022, Dr. Garnier served as a member of the board of directors of Radius Health, Inc., a public pharmaceutical company. From 2018 to 2022, he served as Chairman of the board of directors of Carmat, a public medical equipment manufacturing company based in France. From 2018 to 2020, Dr. Garnier was Chairman of Idorsia, a public biotechnology company based in Switzerland and listed on the Swiss Stock Exchange (SIX). Prior to Idorsia, Dr. Garnier was Chairman of Actelion Ltd., a Swiss pharmaceutical and biotechnology company. From 2008 to 2010, Dr. Garnier served as Chief Executive Officer of Pierre Fabre. From 2000 to 2008, Dr. Garnier served as Chief Executive Officer and Executive Member of the board of directors of GlaxoSmithKline plc. In 2000, Dr. Garnier served as Chief Executive Officer of SmithKline Beecham plc. Dr. Garnier has served as a board member of Renault S.A. from 2008 to 2016, United Technologies Corporation from 1997 to 2019, and Max Planck Institute from 2013 to 2019. Dr. Garnier holds an M.S. in pharmaceutical science and a Ph.D. in pharmacology from the Louis Pasteur University of Strasbourg, France. He subsequently earned his MBA at Stanford University, California, as a Fulbright Scholar. We believe Dr. Garnier is qualified to serve on our Board of Directors because of his extensive leadership experience in the life sciences industry.

Family Relationships

There are no familial relationships among any of our directors and executive officers.

Non-Employee Director Compensation Policy

For the year ended December 31, 2025, our non-employee directors received annual cash compensation of $40,000 for service on our Board of Directors and additional cash compensation for the chairperson and committee members as set forth below. All cash payments are made quarterly in arrears, and are pro-rated for any partial quarters of service.

•
Board Chair $40,000
•
Audit Committee Chair: $15,000
•
Audit Committee Member (Non-Chair): $7,500
•
Compensation Committee Chair: $12,000
•
Compensation Committee Member (Non-Chair): $6,000
•
Nominating and Governance Committee Chair: $10,000
•
Nominating and Governance Committee Member (Non-Chair): $5,000

In addition, each non-employee director who was elected or appointed to our Board of Directors was granted an option to purchase 44,000 shares of our common stock upon the director’s initial appointment to our Board of Directors, referred to as the Initial Grant. The Initial Grant will vest in 3 equal installments on each annual anniversary of the date of grant, such that the Initial Grant will become fully vested and exercisable on the three-year anniversary of the date of grant, subject to the director’s continued service through each applicable vesting date.

Further, on the day that our Board of Directors or Compensation Committee grants annual equity awards to each member of our Board of Directors, each non-employee director who is serving on our Board of Directors on such date, was granted an option to purchase 22,000 shares of our common stock, referred to as the Annual Grant. Notwithstanding the foregoing, a director who is elected or appointed for the first time after January 1 shall not be eligible to receive such Annual Grant on the annual meeting of stockholders of the year of his or her election or appointment as a director. Each Annual Grant will vest on the anniversary of the date of grant or, if earlier, the next annual meeting of our stockholders, subject to the director’s continued service through the vesting date.

Our employee directors have not received any compensation or reimbursement of any expenses (other than customary expenses in connection with the attendance of meetings of our Board of Directors) for their services as directors for the year ended December 31, 2025.

The following table sets forth information concerning the compensation paid to certain non-employee directors for the year ended December 31, 2025:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)	Total ($)
Jean-Pierre Garnier, Ph.D.	91,000	81,752	172,752
Michael Davidson, M.D.	57,000	81,752	138,752
James Healy, M.D., Ph.D.	56,000	81,752	137,752
Patrick Enright, M.B.A.	47,500	81,752	129,252
Rekha Hemrajani, M.B.A.	60,000	81,752	141,752
Vijay Pande, Ph.D.(1)	35,625	78,382	114,007

(1)
Dr. Pande elected to forgo the non-employee director compensation to which he was otherwise entitled for his service on our Board of Directors while he was employed by Andreessen Horowitz.
(2)
The amounts reported in this column represent the aggregate grant date fair value of the awards granted under our 2024 Plan to our non-employee directors during the year ended December 31, 2025 as computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the awards reported in the Option Awards column are set forth in Note 7 to our financial statements included in our Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2025. Note that the amounts reported in this column reflect the aggregate accounting cost for these awards, and do not necessarily correspond to the actual economic value that may be received by the executive from the awards.

The following table sets forth the number of outstanding stock options held by each then serving non-employee director as of December 31, 2025:

Name	Option Awards
Jean-Pierre Garnier	178,609
Michael Davidson	70,986
James Healy	37,000
Patrick Enright	37,000
Rekha Hemrajani	100,669
Vijay Pande	22,000

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINATED CLASS II DIRECTORS.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected KPMG LLP as our independent registered public accounting firm to perform the audit of our financial statements for the fiscal year ending December 31, 2026. KPMG LLP audited our financial statements for the fiscal years ended December 31, 2025 and 2024. We expect that representatives of KPMG LLP will be present at the Annual Meeting, will be able to make a statement if they so desire and will be available to respond to appropriate questions.

At the Annual Meeting, the stockholders are being asked to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Although ratification by stockholders is not required by law, our Audit Committee is submitting the selection of KPMG LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the Audit Committee would reconsider the appointment. Notwithstanding its selection and even if our stockholders ratify the selection, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in our best interests and the interests of our stockholders.

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of our annual financial statements for the years ended December 31, 2025 and 2024.

Principal Accountant Fees and Services

Fees Billed	Fiscal Year 2025	Fiscal Year 2024
Audit fees (1)	$845,000	$1,680,000
Audit-related fees (2)	–	–
Tax fees (3)	–	–
All other fees (4)	–	–
Total fees	$845,000	$1,680,000

(1)
“Audit fees” include fees for professional services provided by KPMG LLP in connection with the audit of our financial statements, review of our quarterly financial statements, and related services that are typically provided in connection with registration statements.
(2)
There were no “Audit-related fees” for fiscal years 2025 and 2024.
(3)
There were no “Tax fees” for fiscal years 2025 and 2024.
(4)
There were no other fees incurred in fiscal years 2025 or 2024.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our Audit Committee pre-approves services on a case-by-case basis. All of the services relating to the fees described in the table above were approved by our Audit Committee.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 2.

REPORT OF THE AUDIT COMMITTEE

The information contained in the following report of the Audit Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, unless and only to the extent that we specifically incorporate it by reference.

The Audit Committee has reviewed and discussed with our management and KPMG LLP our audited financial statements as of and for the year ended December 31, 2025. The Audit Committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (United States) and the U.S. Securities and Exchange Commission.

The Audit Committee has received and reviewed the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited financial statements as of and for the year ended December 31, 2025 be included in our Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the U.S. Securities and Exchange Commission.

Submitted by the Audit Committee

Rekha Hemrajani, M.B.A., Chair

Patrick Enright, M.B.A.

Vijay Pande, Ph.D.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 16, 2026 by:

•
each stockholder known by us to be the beneficial owner of more than 5% of our common stock;
•
each of our directors or director nominees;
•
each of our named executive officers; and
•
all of our directors and executive officers as a group.

Percentage ownership of our common stock is based on 44,397,817 shares of our common stock outstanding on April 16, 2026. We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities, and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. We have deemed all shares of common stock subject to options or other convertible securities held by that person or entity that are currently exercisable or that will become exercisable within 60 days of April 16, 2026 to be outstanding and to be beneficially owned by the person or entity holding the option for the purpose of computing the percentage ownership of that person or entity but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person or entity.

Name of Stockholder	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Greater than 5% shareholders
Entities affiliated with Andreessen Horowitz(1)	3,233,170	7.28%
Entities affiliated with Cormorant(2)	3,290,605	7.41%
Entities affiliated with Sofinnova Venture Partners XI, L.P.(3)	2,304,901	5.19%
Executive Officers and Directors
Kristen Fortney(4)	2,593,128	5.64%
Eric Morgen(5)	689,269	1.53%
Paul Rubin(6)	324,094	*
Jean-Pierre Garnier(7)	178,609	*
Michael Davidson(8)	61,545	*
Patrick Enright(9)	1,747,589	3.93%
James Healy(10)	2,341,901	5.27%
Rekha Hemrajani(11)	94,961	*
Vijay Pande(12)	22,000	*
All Directors and Officers as a Group (10 persons)(13)	8,368,088	17.55%

* Represents beneficial ownership of less than 1%.

(1)
As reported in a statement on Schedule 13D, filed with the SEC on October 4, 2024, by AH Bio Fund I, L.P. and certain of its affiliates, reporting beneficial ownership as of September 27, 2024, the total reported in the table consists of (i) 1,269,072 shares of common stock held of record by AH Bio Fund I, L.P., for itself and as nominee for AH Bio Fund I-B, L.P. (collectively, the “AH Bio Fund I Entities”), (ii) 189,609 shares of common stock held of record by AH Bio Fund III, L.P., for itself and as nominee for AH Bio Fund III-B, L.P. and AH Bio Fund III-Q, L.P. (collectively, the “AH Bio Fund III Entities”), (iii) 655,294 shares of common stock held of record by AH Bio Fund IV, L.P., for itself and as nominee for AH Bio Fund IV-B, L.P., AH 2022 Annual Fund, L.P., AH 2022 Annual Fund-B, L.P., AH 2022 Annual Fund-QC, L.P., and CLF Partners III, LP (collectively, the “AH Bio Fund IV Entities”), and (iv) 1,119,195 shares of common stock held of record by Andreessen Horowitz LSV Fund III, L.P., for itself and as nominee for Andreessen Horowitz LSV Fund III-B, L.P., AH 2022 Annual Fund, L.P., AH 2022 Annual Fund-B, L.P., and AH 2022 Annual Fund-QC, L.P. (collectively, the “AH LSV Fund III Entities”). AH Equity Partners Bio I, L.L.C. (“AH EP Bio I”), the general partner of the AH Bio Fund I Entities, may be deemed to have voting and dispositive power over the shares held by the AH Bio Fund I Entities. AH Equity Partners Bio III, L.L.C. (“AH EP Bio III”), the general partner of the AH Bio Fund III Entities, may be deemed to have voting and dispositive power over the shares held by the AH Bio Fund III Entities. AH Equity Partners Bio IV, L.L.C. (“AH EP Bio IV”), the general partner of the AH Bio Fund IV Entities, may be deemed to have sole voting and dispositive power over the shares held by the AH Bio Fund IV Entities. AH Equity Partners LSV III, L.L.C. (“AH EP LSV III”), the general partner of Andreessen Horowitz LSV Fund III, L.P., may be deemed to have voting and dispositive power over the shares held by the AH LSV Fund III Entities. The managing members of each of AH EP Bio I, AH EP Bio III, AH EP Bio IV, and AH EP LSV III are Marc Andreessen and Ben Horowitz, and each of them may be deemed to hold shared voting and dispositive power over the shares held by the AH Bio Fund I Entities, the AH Bio Fund III Entities, the AH Bio Fund IV Entities and the AH LSV Fund III Entities. Shares held by each of these entities include shares that may be subsequently sold by each of Marc Andreessen and Ben Horowitz, following in-kind distributions of shares by these entities. The address for the persons and entities set forth herein is c/o Andreessen Horowitz, 2865 Sand Hill Road, Suite 101, Menlo Park, CA 94025.
(2)
As reported in a statement on Schedule 13G/A, filed with the SEC on February 17, 2026, by Cormorant Asset Management, LP, in its capacity as a registered investment adviser and/or parent holding company or control person, reporting beneficial ownership as of December 31, 2025, and based on the number of shares of common stock purchased by Cormorant Asset Management, LP in the Company’s January 2026 Public Offering (as defined below), the total reported in the table consists of 3,290,605 shares of common stock beneficially owned by Cormorant Asset Management, LP, in its capacity as investment adviser to certain funds. Bihua Chen is the managing member of Cormorant Asset Management, LP. As such, each of Cormorant Asset Management, LP and Ms. Chen may be deemed to exercise shared voting and investment discretion with respect to all of the securities described in this footnote. The business address of each of the aforementioned parties is: 200 Clarendon Street, 52nd Floor, Boston, MA 02116.
(3)
As reported in a statement on Schedule 13D, filed with the SEC on September 30, 2024, by Sofinnova Venture Partners XI, L.P. (“SVP XI”) and certain of its affiliates, reporting beneficial ownership as of September 27, 2024, the total reported in the table consists of (i) 2,227,124 shares of common stock directly held by SVP XI; (ii) 11,113 shares of common stock directly held by Sofinnova Synergy Master Fund LP (“Synergy Fund”); (iii) 18,353 shares of common stock directly held by Crestline Summit Master, SPC – Crestline Summit Apex SP (“Apex SP”); (iv) 21,814 shares of common stock directly held by Crestline Summit Master, SPC – PEAK SP (“Peak SP”); and (v) 26,497 shares of common stock directly held by Crestline Summit Pinnacle Master, L.P. (“Pinnacle LP” and, together with Synergy Fund, Apex SP, and Peak SP, the “Synergy Funds”). Sofinnova Management XI, L.P. (“SM XI LP”) is the general partner of SVP XI. Sofinnova Management XI, L.L.C. (“SM XI LLC”) is the general partner of SM XI LP. Dr. Maha Katabi and Dr. James Healy (who is a member of our board of directors) are the managing members of SM XI LLC. As such: (i) SM XI LP and SM XI LLC may each be deemed to indirectly beneficially own the securities directly held by SVP XI; and (ii) Dr. Healy and Dr. Katabi may be deemed to exercise shared voting and investment discretion with respect to the securities held by SVP XI. Sofinnova Synergy Fund GP, LLC (“Synergy GP”) is the general partner of each of the Synergy Funds. Dr. Healy is a managing member of Synergy GP. As such: (i) Synergy GP may be deemed to indirectly beneficially own the securities directly held by the Synergy Funds; and (ii) Dr. Healy may be deemed to exercise voting and investment discretion with respect to the securities held by the Synergy Funds. Dr. Healy and Dr. Katabi disclaim beneficial ownership of any of the securities described in this footnote, except to the extent of their pecuniary interest therein, if any. The business address of each of the aforementioned parties is: c/o Sofinnova Investments, Inc., 3000 Sand Hill Road, Building 3, Suite 150, Menlo Park, CA 94025.
(4)
Consists of (i) 976,949 shares of common stock directly beneficially owned by Dr. Fortney; and (ii) an aggregate 1,616,179 shares of common stock issuable to Dr. Fortney pursuant to options exercisable within 60 days of April 16, 2026, which total includes 1,560,467 shares of common stock underlying options directly beneficially owned by Dr. Fortney and 55,712 shares of common stock underlying options beneficially owned by Dr. Fortney’s spouse.
(5)
Consists of (i) 67,225 shares of common stock directly beneficially owned by Dr. Morgen; and (ii) an aggregate 622,044 shares of common stock issuable to Dr. Morgen pursuant to options exercisable within 60 days of April 16, 2026, which total includes 590,174 shares of common stock underlying options directly beneficially owned by Dr. Morgen and 31,870 shares of common stock underlying options beneficially owned by Dr. Morgen’s spouse.
(6)
Consists of 324,094 shares of common stock issuable to Dr. Rubin pursuant to options exercisable within 60 days of April 16, 2026.
(7)
Consists of 178,609 shares of common stock issuable to Dr. Garnier pursuant to options exercisable within 60 days of April 16, 2026.
(8)
Consists of 61,545 shares of common stock issuable to Dr. Davidson pursuant to options exercisable within 60 days of April 16, 2026.
(9)
Consists of: (i) 37,000 shares of common stock issuable to Mr. Enright pursuant to options exercisable within 60 days of April 16, 2026 and (ii) 1,710,589 shares of common stock directly held by Longitude Venture Partners IV, L.P. (“LVP IV”). Longitude Capital Partners IV, LLC (“LCP IV”) is the general partner of LVP IV and may be deemed to have voting, investment and dispositive power with respect to these securities. Juliet Tammenoms Bakker and Patrick G. Enright (who is a member of our board of directors) are the managing members of LCP IV and may each be deemed to share voting, investment and dispositive power with respect to the securities held by LVP IV. Each of LCP IV, Ms. Tammenoms Bakker and Mr. Enright disclaim beneficial ownership of such securities except to the extent of their respective pecuniary interests therein. The business address of each of the aforementioned parties is: 2740 Sand Hill Road, 2nd Floor, Menlo Park, CA 94025.
(10)
Consists of: (i) 37,000 shares of common stock issuable to Dr. Healy pursuant to options exercisable within 60 days of April 16, 2026 and (ii) the shares of common stock held of record by SVP XI and the Synergy Funds, as more specifically described in footnote (2), above. The business address of Dr. Healy is: c/o Sofinnova Investments, Inc., 3000 Sand Hill Road, Building 3, Suite 150, Menlo Park, CA 94025.
(11)
Consists of: (i) 3,000 shares of common stock directly held by Ms. Hemrajani and (ii) 91,961 shares of common stock issuable to Ms. Hemrajani pursuant to options exercisable within 60 days of April 16, 2026.
(12)
Consists of 22,000 shares of common stock issuable to Dr. Pande pursuant to options exercisable within 60 days of April 16, 2026.
(13)
Represents the total of all securities beneficially owned by our directors and officers, consisting of 5,095,697 shares of common stock and 3,272,391 shares of common stock issuable pursuant to options exercisable within 60 days of April 16, 2026.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities.

Based solely on a review of our records and representations made by the persons required to file these reports, we believe all directors, executive officers, and 10% owners timely filed all reports regarding transactions in our securities required to be filed by Section 16(a) under the Exchange Act for the fiscal year ended December 31, 2025, with the exception of a Form 4 Amendment filed by Eric Morgen on February 25, 2025 to report the grant of stock options to Lingling Chen on February 18, 2025.

EXECUTIVE OFFICERS

The following table provides information regarding our executive officers as of April 16, 2026:

Name	Age	Position(s)
Kristen Fortney, Ph.D.	43	Chief Executive Officer and President
Eric Morgen, M.D.	43	Chief Operating Officer
Paul Rubin, M.D.	72	Chief Medical Officer
Dov Goldstein, M.D., M.B.A.	58	Chief Financial Officer

See page 14 of this Proxy Statement for the biographies of Drs. Fortney and Morgen.

Paul Rubin, M.D. has served as our Chief Medical Officer since May 2020. Prior to joining us, Dr. Rubin was the Executive Vice President of Research and Development at miRagen Therapeutics, Inc., a biotechnology company, from November 2016 to December 2019. Prior to that, he also served as Senior Vice President of Research and Development and Chief Medical Officer at XOMA Ltd., a biopharmaceutical company, from June 2011 to November 2016. Prior to that, Dr. Rubin served as Chief Executive Officer of Resolvyx Pharmaceuticals, Inc., a biopharmaceutical company, from June 2007 to May 2009, and President and Chief Executive Officer of Critical Therapeutics, Inc., a biopharmaceutical company, from August 2002 to May 2007. Dr. Rubin received a B.A. from Occidental College and his M.D. from Rush Medical College. He is also board certified in internal medicine completing his post-graduate training at the University of Wisconsin Hospital and Clinics.

Dov Goldstein, M.D., M.B.A. has served as our Chief Financial Officer since November 2021. Prior to joining us, from August 2020 to November 2021, he served as the Chief Financial Officer and Chief Business Officer of Indapta Therapeutics, a biotechnology company. From November 2019 to July 2020, Dr. Goldstein served as the Chief Executive Officer of RIGImmune Inc, a biopharmaceutical company. Prior to that, he served as the Chief Financial Officer at Schrödinger, LLC, a biotechnology company. Dr. Goldstein held various leadership roles of increasing responsibility at Aisling Capital, a private investment firm, from September 2006 to November 2019, serving as its Managing Partner from 2014 to 2019. Dr. Goldstein served as the Chief Financial Officer of Loxo Oncology, Inc., a biopharmaceutical company, between July 2014 and April 2015. Dr. Goldstein currently serves on the board of directors of Coya Therapeutics and Gain Therapeutics. Dr. Goldstein previously served as a Director for ADMA Biologics, Inc. from May 2008 to November 2019, Loxo Oncology, Inc. from July 2013 to October 2014, Esperion Therapeutics, Inc. from May 2008 to May 2019, Durata Therapeutics, Inc. from 2009 to 2013, Cempra Pharmaceuticals, Inc. from 2007 to 2017, and NeuBase Therapeutics, Inc. from March 2021 to January 2025. Dr. Goldstein received a B.S. in biological sciences from Stanford University, an M.B.A. from Columbia Business School and an M.D. from Yale School of Medicine.

EXECUTIVE COMPENSATION

The following tables and accompanying narrative disclosure set forth information about the compensation earned by our named executive officers during the year ended December 31, 2025. Our named executive officers, who are our principal executive officer and the two most highly compensated executive officers (other than our principal executive officer) serving as executive officers as of December 31, 2025, were:

•
Kristen Fortney, Ph.D., Chief Executive Officer and President;
•
Eric Morgen, M.D., Chief Operating Officer; and
•
Paul Rubin, M.D., Chief Medical Officer.

Summary Compensation Table

The following table presents summary information regarding the compensation earned by our named executive officers for the years ended December 31, 2025 and 2024.

Name and Principal Position	Year	Salary ($)	Non-Equity Incentive Plan Compensation(1) ($)	Option Awards(2) ($)	All Other Compensation ($)	Total ($)
Kristen Fortney Chief Executive Officer and President	2025	600,000	330,000	1,941,390	15,200(3)	2,886,590
	2024	520,994	208,398	11,482,514	15,000(4)	12,226,906
Eric Morgen Chief Operating Officer	2025	499,600	199,840	732,600	15,200(3)	1,447,240
	2024	457,657	160,180	1,832,510	15,000(4)	2,465,347
Paul Rubin Chief Medical Officer	2025	520,200	208,080	732,600	15,200(3)	1,476,080
	2024	488,139	170,849	1,249,853	15,000(4)	1,923,841

(1)
For additional information regarding the non-equity incentive plan compensation, see the section titled “Annual performance-based bonuses.”
(2)
The amounts reported in this column represent the aggregate grant date fair value of the awards granted under our 2015 and 2024 Plans to our officers during the years ended December 31, 2025 and 2024 as computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the awards reported in the Option Awards column are set forth in Note 7 to our financial statements included elsewhere in our Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2025. Note that the amounts reported in this column reflect the aggregate accounting cost for these awards, and do not necessarily correspond to the actual economic value that may be received by the executive from the awards.
(3)
Represents a $14,000 matching contribution under our 401(k) plan and a $1,200 cell phone allowance.
(4)
Represents a $13,800 matching contribution under our 401(k) plan and a $1,200 cell phone allowance.

Narrative to Summary Compensation Table

Annual Base Salaries

Base salary is the only fixed component of our named executive officers’ total cash compensation and provides competitive and stable pay to attract and retain our executives. We make annual salary decisions by taking into account competitive data, the skills and experience that each executive brings to us, and the performance contributions of each executive. The base salaries paid to our named executive officers for the years ended December 31, 2025 and 2024 are included in the Summary Compensation Table above.

Our Board of Directors, in conjunction with the Compensation Committee, set the compensation for each named executive officer, and the compensation is subject to periodic review and adjustment. Effective January 1, 2025, our Board of Directors approved the following salary increases for (i) Dr. Fortney’s salary from $560,000 to $600,000, (ii) Dr. Morgen’s salary from $485,000 to $499,600 and (iii) Dr. Rubin’s salary from $505,000 to $520,200.

Annual Performance-Based Bonuses

A portion of the target compensation for each named executive officer is in the form of an annual cash bonus, which is based on the achievement of corporate and individual performance, as applicable. For the 2025 bonuses, the corporate performance objectives included certain development goals and milestones, as well as business development activities and budgetary goals. The 2025 target bonus amounts, expressed as a percentage of annual base salary, for Dr. Fortney, Dr. Morgen, and Dr. Rubin were 55%, 40% and 40%, respectively. On December 17, 2025, our Compensation Committee reviewed performance against the 2025 bonus goals and, on January 27, 2026, approved the cash bonuses for the named executive officers other than the Chief Executive Officer. Based on the Compensation Committee's assessment, the Company achieved 100% of its corporate performance goals for 2025. On February 16, 2026, our Board of Directors, at the recommendation of the Compensation Committee, approved the cash bonus for the Chief Executive Officer. The bonus amounts for the named executive officers are set forth in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” above.

Outstanding Equity Awards at Fiscal Year-End Table

The following table summarizes the outstanding equity awards for each of our named executive officers as of December 31, 2025.

	Option Award
Name	Grant Date		Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date

Kristen Fortney Chief Executive Officer and President	4/30/2021	(1)	243,714	—	10.27	4/29/2031
	5/29/2022	(2)	108,421	7,229	7.23	5/28/2027
	3/16/2023	(3)	79,509	36,141	10.85	3/15/2033
	4/17/2024	(4)	295,018	413,026	8.39	4/16/2034
	9/25/2024	(5)	132,758	292,069	18.00	9/24/2034
	2/18/2025	(6)	121,458	408,542	4.38	2/17/2035
Eric Morgen Chief Operating Officer	9/17/2018	(7)	79,399	—	3.08	9/16/2028
	4/30/2021	(8)	92,815	—	10.27	4/29/2031
	5/29/2022	(9)	40,187	2,680	6.57	5/28/2032
	3/16/2023	(3)	29,471	13,396	10.85	3/15/2033
	4/17/2024	(4)	107,488	150,485	8.39	4/16/2034
	2/18/2025	(6)	45,833	154,167	4.38	2/17/2035
Paul Rubin Chief Medical Officer	7/01/2020	(10)	21,736	—	4.11	6/30/2030
	4/30/2021	(11)	43,606	—	10.27	4/29/2031
	5/29/2022	(12)	7,671	1,712	6.57	5/28/2032
	3/16/2023	(3)	18,825	8,558	10.85	3/15/2033
	4/17/2024	(4)	73,312	102,637	8.39	4/16/2034
	2/18/2025	(6)	45,833	154,167	4.38	2/17/2035

(1)
The option became fully vested on December 16, 2024.
(2)
The option will vest over four years, with 1/48th of the total shares vesting and become exercisable on each monthly anniversary of the vesting commencement date of March 1, 2021 for so long as Dr. Fortney continues to provide services to the Company.
(3)
The option will vest over four years, with 1/48th of the total shares vesting and become exercisable on each monthly anniversary of the vesting commencement date of March 1, 2022 for so long as the named executive officer continues to provide services to the Company.
(4)
The option vested or vests as to 1/48th of the total shares vesting and become exercisable on each monthly anniversary of the vesting commencement date of April 17, 2024 for so long as the named executive officer continues to provide services to the Company.
(5)
The option vested or vests as to 1/48th of the total shares vesting and become exercisable on each monthly anniversary of the vesting commencement date of September 24, 2024 for so long as Dr. Fortney continues to provide services to the Company.
(6)
The option vested or vests as to 1/48th of the total shares vesting and become exercisable on each monthly anniversary of the vesting commencement date of January 1, 2025 for so long as the named executive officer continues to provide services to the Company.
(7)
The option became fully vested on February 21, 2022.
(8)
The option became fully vested on December 16, 2024.

(9)
The option will vest over four years, with 1/48th of the total shares vesting and become exercisable on each monthly anniversary of the vesting commencement date of March 1, 2023 for so long as Dr. Morgen continues to provide services to the Company.
(10)
The option became fully vested on May 11, 2024.
(11)
The option became fully vested on March 1, 2025.
(12)
The option will vest over four years, with 1/48th of the total shares vesting and become exercisable on each monthly anniversary of the vesting commencement date of March 1, 2023 for so long as Dr. Rubin continues to provide services to the Company.

Employment Agreements

We entered into employment agreements with certain senior management personnel in connection with our initial public offering, including our named executive officers. Each of these agreements provide for at-will employment and include each officer’s base salary, a discretionary annual incentive bonus opportunity and standard employee benefit plan participation. Any potential payments and benefits due upon a termination of employment or in connection with a change in control of us are described below in “Severance and Change of Control Plan.”

Severance and Change of Control Plan

We have adopted an Executive Severance and Change in Control Plan, or the Severance Plan, which became effective upon our initial public offering. Certain of our officers, including our named executive officers, participate in the Severance Plan.

Outside of a Change in Control. Pursuant to the Severance Plan, if Dr. Fortney is terminated without “cause” or resigns for “good reason” (as such terms are defined in the Severance Plan), she will be entitled to receive a lump sum cash amount equal to her annual base salary. In addition, if Dr. Fortney timely elects continued coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA), the Company shall pay her monthly premium under COBRA until the earliest of (x) 12 months following her termination date, (y) the date when she receives similar coverage under another employer’s plans and (z) the expiration of her continuation coverage under COBRA.

Pursuant to the Severance Plan, if Drs. Morgen and Rubin are terminated without “cause” or resign for “good reason" (as such terms are defined in the Severance Plan), they will be entitled to receive a lump sum cash amount equal to 9 months of their annual base salary. In addition, if Drs. Morgen and Rubin timely elect continued coverage under COBRA, the Company shall pay their monthly premium under COBRA until the earliest of (x) 9 months following their termination date, (y) the date when they receive similar coverage under another employer’s plans and (z) the expiration of their continuation coverage under COBRA.

In Connection with a Change in Control. Pursuant to the Severance Plan, if Dr. Fortney is terminated without “cause” or resigns for “good reason” (as such terms are defined in the Severance Plan) in the period commencing three months prior to a “change in control” (as such term is defined in the Severance Plan) of us (but only if after the execution of a definitive agreement providing for a change in control if such transaction is consummated) and ending twelve months following a change in control of us, she will be entitled to receive (i) a lump sum cash amount equal to 18 months of her annual base salary and (ii) a lump sum cash amount equal to 1.5 times her target bonus. In addition, if Dr. Fortney timely elects continued coverage under COBRA, the Company shall pay her monthly premium under COBRA until the earliest of (x) 18 months following her termination date, (y) the date when she receives similar coverage under another employer’s plans and (z) the expiration of her continuation coverage under COBRA. In addition, each of Dr. Fortney’s then-outstanding equity awards, other than awards subject to performance-based vesting criteria, will automatically become vested and exercisable or settled in full and any awards that would otherwise vest only upon satisfaction of performance criteria shall be treated in accordance with the applicable performance award agreement.

Pursuant to the Severance Plan, if Drs. Morgen and Rubin are terminated without “cause” or resign for “good reason” (as such terms are defined in the Severance Plan) in the period commencing three months prior to a “change in control” (as such term is defined in the Severance Plan) of us (but only if after the execution of a definitive agreement providing for a change in control if such transaction is consummated) and ending twelve months following a change in control of us, they will be entitled to receive (i) a lump sum cash amount equal to their annual base salary and (ii) a lump sum cash amount equal to their target bonus. In addition, if Drs. Morgen and Rubin timely elect continued coverage under COBRA, the Company shall pay their monthly premium under COBRA until the earliest of (x) 12 months following their termination date, (y) the date when they receive similar coverage under another employer’s plans and (z) the expiration of their continuation coverage under COBRA. In addition, each of Drs. Morgen’s and Rubin’s then-outstanding equity awards, other than awards subject to performance-based vesting criteria, will automatically become vested and exercisable or settled in full and any awards that would otherwise vest only upon satisfaction of performance criteria shall be treated in accordance with the applicable performance award agreement.

For purposes of the Severance Plan, “cause” means: a Severance Plan participant (i) willfully engages in conduct that is in bad faith, dishonest, or a breach of trust and materially injurious to us, including but not limited to, misappropriation of trade secrets, fraud or embezzlement; (ii) commits, is convicted of, or enters a plea of nolo contendere to a felony or crime of moral turpitude; (iii) commits a material breach of any written agreement between the Severance Plan participant and us or a material breach of a policy of us, in either case, that causes harm to us, which breach is not cured within thirty (30) days after receipt of written notice from us describing in detail such breach to the Severance Plan participant; (iv) willfully refuses to implement or follow a directive by the Severance Plan participant’s supervisor directly related to the Severance Plan participant’s duties, which breach is not cured within thirty (30) days after receipt of written notice from us describing in detail such breach to the Severance Plan participant; or (v) engages in material misfeasance or malfeasance demonstrated by a continued pattern of material failure to perform the essential job duties associated with the Severance Plan participant’s position, which breach is not cured within thirty (30) days after receipt of written notice from us describing in detail such breach to the Severance Plan participant.

All such severance payments and benefits are subject to each named executive officer’s execution of a general release of claims against us.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the compensation arrangements, including any employment, termination of employment and change in control arrangements, with our directors and executive officers, including those discussed in the sections titled “Executive Officers” and “Executive Compensation,” the following is a description of each transaction since January 1, 2024 and each currently proposed transaction in which:

•
we have been or are to be a participant;
•
the amounts involved exceeded or will exceed the lesser of $120,000 and 1% of our total assets at year-end for the last two completed fiscal years; and
•
any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member of the foregoing persons, had or will have a direct or indirect material interest.

Participation in our January 2026 Public Offering

In January 2026, we issued and sold an aggregate of 5,897,435 shares of our common stock at a price to the public of $19.50 per share in a public offering for aggregate gross proceeds of $115.0 million (the January 2026 Public Offering). Certain holders of more than 5% of our common stock, and their affiliates, at the time of the transaction, purchased an aggregate of 1,250,000 shares of our common stock in the public offering. Each of those purchases was made through the underwriters at the public offering price. The following table sets forth the number of shares of our common stock purchased by holders of more than 5% of our common stock and their affiliates and the aggregate purchase price paid for such shares:

Name of Purchaser	Shares of Common Stock	Aggregate Purchase Price
Entities affiliated with Cormorant(1)	1,250,000	$24,375,000

(1) As a result of the purchase of 1,250,000 shares of our common stock in the January 2026 Public Offering by Cormorant Asset Management, LP, Cormorant became a holder of more than 5% of our outstanding capital stock at the time of the transaction.

Series D Convertible Preferred Stock Financing

In two closings in February 2024, we sold an aggregate of 49,713,402 shares of our Series D redeemable convertible preferred stock (Series D Preferred Stock) at a price per share of $3.4196 for total gross proceeds of approximately $170.0 million (the Series D Preferred Stock Financing). Each share of our Series D Preferred Stock automatically converted into 0.224084614 shares of our common stock in connection with the completion of our IPO. Pursuant to the current investors’ rights agreement, as described below, holders of our Series D Preferred Stock are entitled to certain registration rights.

Pursuant to the Note Purchase Agreement dated as of February 10, 2023, in February 2023 and March 2023, we issued convertible promissory notes with an aggregate of $23.5 million, which were cancelled and converted in connection with the Series D Preferred Stock Financing into a total of 11,887,535 shares of our Series D-1 redeemable convertible preferred stock (Series D-1 Preferred Stock) pursuant to the Series D Preferred Stock Purchase Agreement dated as of February 1, 2024.

The following table summarizes the Series D Preferred Stock and Series D-1 Preferred Stock purchased by members of our Board of Directors or their affiliates and holders of more than 5% of our outstanding capital stock. Please refer to the section titled “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the shares held by these entities.

Name of Stockholder	Shares of Series D Preferred Stock	Shares of Series D-1 Preferred Stock	Aggregate Purchase Price
Entities affiliated with Andreessen Horowitz(1)	2,924,318	–	$9,999,998
Entities affiliated with Cormorant(2)	5,263,772	–	$17,999,995
Entities affiliated with Longitude Venture Partners IV, L.P.(3)	5,848,637	–	$19,999,999
Entities affiliated with Sofinnova Venture Partners XI, L.P.(4)	7,310,796	–	$24,999,998
Entities affiliated with RA Capital(5)	5,848,636	–	$19,999,996
Entities affiliated with Khosla Ventures(6)	–	6,076,054	$12,466,849
Entities affiliated with Horsley Bridge(7)	–	5,054,298	$10,370,411

(1)
Consists of shares of our Series D Preferred Stock purchased by AH Bio Fund IV, LP, as nominee. AH Bio Fund IV, LP is affiliated with Andreessen Horowitz, which together with its affiliates, beneficially holds more than 5% of our outstanding capital stock. Dr. Pande, a member of our Board of Directors, was affiliated with Andreessen Horowitz at the time of this transaction. Dr. Pande departed from Andreessen Horowitz in June 2025.
(2)
Consists of shares of our Series D Preferred Stock purchased by Cormorant Private Healthcare Fund IV, LP and Cormorant Global Healthcare Master Fund, LP, which together with its affiliates, beneficially holds more than 5% of our outstanding capital stock.
(3)
Consists of shares of our Series D Preferred Stock purchased by Longitude Venture Partners IV, L.P. Longitude Venture Partners IV, L.P. beneficially holds more than 5% of our outstanding capital stock. Mr. Enright, a member of our Board of Directors, is affiliated with Longitude Venture Partners IV, L.P.
(4)
Consists of shares of our Series D Preferred Stock purchased by Sofinnova Venture Partners XI, L.P., which together with its affiliates beneficially holds more than 5% of our outstanding capital stock. Dr. Healy, a member of our Board of Directors, is affiliated with Sofinnova Venture Partners XI, L.P.
(5)
Consists of our Series D Preferred Stock purchased by RA Capital Healthcare Fund, L.P. and RA Capital Nexus Fund III, L.P., which together beneficially hold more than 5% of our outstanding capital stock.
(6)
Consists of our Series D-1 Preferred Stock purchased by Khosla Ventures Opportunity I, LP. Khosla Ventures Opportunity I, LP is associated with Khosla Ventures, which together with its affiliates, beneficially holds more than 5% of our outstanding capital stock.
(7)
Consists of our Series D-1 Preferred Stock purchased by Horsley Bridge Venture 14, L.P. and Horsley Bridge Venture 14+, L.P., which together beneficially hold more than 5% of our outstanding capital stock.

Insider Participation in Initial Public Offering

Certain of our principal stockholders and their affiliated entities, including stockholders affiliated with certain of our directors, purchased an aggregate of 1,827,777 shares of our common stock in our initial public offering on September 26, 2024 at the initial public offering price of $18.00 per share. The following table summarizes the shares of common stock purchased by members of our Board of Directors or their affiliates and holders of more than 5% of our outstanding capital stock in an amount exceeding $120,000:

Name of Stockholder	Shares of Stock	Total Purchase Price ($)
Executive Officers and Directors
Andreessen Horowitz LSV Fund III, L.P. and affiliated entities(1)	900,000	$16,200,000.00
Sofinnova Venture Partners XI, L.P.(2)	77,777	$1,399,986.00
Cormorant Asset Management, L.P.(3)	450,000	$8,100,000.00
Longitude Venture Partners IV, L.P.(4)	400,000	$7,200,000.00

(1)
Consists of shares purchased by Andreessen Horowitz LSV Fund III, L.P. Andreessen Horowitz LSV Fund III, L.P., together with certain of its affiliates, holds more than 5% of our outstanding capital stock. Dr. Pande, a member of our Board of Directors, was also affiliated with Andreessen Horowitz LSV Fund III, L.P. at the time of this offering.
(2)
Consists of shares purchased by Sofinnova Venture Partners XI, L.P. Sofinnova Venture Partners XI, L.P. holds more than 5% of our outstanding capital stock. Dr. Healy, a member of our Board of Directors, is also affiliated with Sofinnova Venture Partners XI, L.P.
(3)
Consists of shares purchased by Cormorant Asset Management, LP, which holds more than 5% of our outstanding capital stock.
(4)
Consists of shares purchased by Longitude Venture Partners IV, L.P. Longitude Venture Partners IV, L.P. holds more than 5% of our outstanding capital stock. Patrick Enright, a member of our Board of Directors, is affiliated with Longitude Venture Partners IV, L.P.

Investors’ Rights Agreement

In connection with our Series D Preferred Stock Financing, we entered into the investors’ rights agreement (IRA) with certain holders of our redeemable convertible preferred stock, including entities with which certain of our directors are affiliated and who hold more than 5% of our outstanding common stock. Under the IRA, these stockholders are entitled to rights with respect to the registration of their shares under the Securities Act following our initial public offering and the provisions relating registration rights included in the IRA will not terminate as a result of our initial public offering.

Directed Share Program

At our request, the underwriters reserved up to 5% of the shares offered for sale in our initial public offering at the initial public offering price to certain individuals through a directed share program, including our directors, officers, employees, business associates and related persons (the Directed Share Program). Each participant in the Directed Share Program agreed that any shares purchased through this program was subject to a 180-day lock-up restriction.

Concurrent Private Placement

Sofinnova Venture Partners XI, L.P., a beneficial owner of more than 5% of our outstanding capital stock and an affiliate of Dr. Healy, a member of our Board of Directors, purchased from us approximately $10.6 million in shares of our common stock in a concurrent private placement exempt from the registration requirements of the Securities Act of 1933, as amended, at a per share price equal to the initial public offering price of $18.00 per share (588,888 shares). The private placement closed concurrently with our initial public offering. In connection with the concurrent private placement, we entered into a stock purchase agreement with Sofinnova Venture Partners XI L.P.

Employment Arrangements with Immediate Family Members of our Executive Officers and Directors

Lingling Chen, M.D., the spouse of Dr. Morgen, our Chief Operating Officer, is employed by the Company in a non-executive officer position. Dr. Chen received total compensation with respect to base salary, bonus, and the grant date fair value of options of $487,095 in 2025 and $528,718 in 2024. Dr. Chen’s compensation and stock option grants were established by the Company in accordance with its compensation practices applicable to employees with comparable qualifications and responsibilities and holding similar positions and without the involvement of Dr. Morgen.

Indemnification Agreements

We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements, our restated certificate of incorporation and our amended and restated bylaws require us to indemnify our directors to the fullest extent permitted by Delaware law. Subject to certain limitations, our restated bylaws also require us to advance expenses incurred by our directors and executive officers.

Policies and Procedures for Related Party Transactions

We have adopted a written related person transactions policy that provides that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of our common stock, and any members of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a material related person transaction with us without the review and approval of our Audit Committee, or a committee composed solely of independent directors in the event it is inappropriate for our Audit Committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of our common stock or with any of their immediate family members or affiliates in which the amount involved exceeds $120,000 will be presented to our Audit Committee (or the committee composed solely of independent directors, if applicable) for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee (or the committee composed solely of independent directors, if applicable) considers the relevant facts and circumstances available and deemed relevant to the Audit Committee (or the committee composed solely of independent directors, if applicable), including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

ADDITIONAL INFORMATION

Stockholder Proposals to be Presented at Next Annual Meeting

The Bylaws provide that for stockholder nominations to our board of directors or other proposals to be considered at an annual meeting of stockholders, the stockholder must give timely notice thereof in writing to the Corporate Secretary at BioAge Labs, Inc., 5885 Hollis Street, Suite 370 Emeryville, California 94608.

To be timely for our Company’s annual meeting of stockholders to be held in 2027 (the “2027 Annual Meeting”), a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices not earlier than 5:00 p.m. Eastern Time on February 10, 2027 and not later than 5:00 p.m. Eastern Time on March 12, 2027. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the 2027 Annual Meeting the information required by applicable law and the Bylaws. However, if the date of the 2027 Annual Meeting is more than 30 days before or more than 60 days after the one-year anniversary of the date of our 2026 Annual Meeting, for the stockholder notice to be timely, it must be delivered to the Corporate Secretary at our principal executive offices not earlier than the close of business on the 120th day prior to the currently proposed annual meeting and not later than 5:00 p.m. Eastern Time on the later of (i) the 90th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made by us.

In addition to satisfying the requirements under our Bylaws with respect to director nominations, to comply with the universal proxy rules under Rule 14a-19 under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 no later than April 11, 2027.

Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials.

Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2027 Annual Meeting must be received by us not later than December 22, 2026, in order to be considered for inclusion in our proxy materials for that meeting. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the 2027 Annual Meeting the information required by applicable law and the Bylaws.

Available Information

We will mail, without charge, upon written request, a copy of our Annual Report on Form 10-K for the year ended December 31, 2025, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

BioAge Labs, Inc.

5885 Hollis Street, Suite 370

Emeryville, California 94608

Attn: Secretary

The Annual Report is also available on our website located at https://ir.bioagelabs.com under “SEC Filings” in the “Financials” section.

“Householding” – Stockholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our Annual Report on Form 10-K and proxy materials, including the Notice of Internet Availability, unless the affected stockholder has provided other instructions. This procedure reduces printing costs and postage fees and helps protect the environment as well.

We expect that a number of brokers with account holders who are our stockholders will be “householding” our Annual Report on Form 10-K and proxy materials, including the Notice of Internet Availability. A single Notice of Internet Availability and, if applicable, a single set of Annual Report on Form 10-K and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting their broker.

Upon written or oral request, we will undertake to promptly deliver a separate copy of the Notice of Internet Availability and, if applicable, proxy statement, proxy card, Annual Report on Form 10-K and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability and, if applicable, proxy statement, proxy card, Annual Report on Form 10-K and other proxy materials, you may write our Corporate Secretary at BioAge Labs, Inc., 5885 Hollis Street, Suite 370 Emeryville, California 94608, Attn: Secretary or submit a request to ir@bioagelabs.com.

Any stockholders who share the same address and currently receive multiple copies of our Notice of Internet Availability or Annual Report on Form 10-K and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about “householding” or our Investor Relations Department at the address or telephone number listed above.

P.O. BOX 8016, CARY, NC 27512-9903 BioAge Labs, Inc. Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Internet: www.proxypush.com/BIOA Annual Meeting of Stockholders For Stockholders of Record as of April 16, 2026 Wednesday, June 10, 2026 12:00 PM, Eastern Time Annual meeting to be held virtually via the Internet - please visit www.proxydocs.com/BIOA for more details. YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 12:00 PM, Eastern Time, June 10, 2026. This proxy is being solicited on behalf of the Board of Directors • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote Phone: 1-866-390-6228 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/BIOA The undersigned hereby appoints Kristen Fortney and Dov Goldstein (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of BioAge Labs, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2 PROPOSAL 1. BioAge Labs, Inc. Annual Meeting of Stockholders YOUR VOTE To elect three Class II directors, to serve a three-year term through the third annual meeting of stockholders following this meeting and until a successor has been elected and qualified or until earlier resignation or removal; 1.01 Patrick Enright 1.02 James I. Healy 1.03 Rekha Hemrajani 2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2026. Note: To consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. FOR FOR WITHHOLD AGAINST You must register to attend the meeting online and/or participate at www.proxydocs.com/BIOA Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. BOARD OF DIRECTORS RECOMMENDS FOR FOR FOR ABSTAIN FOR Date Signature (if held jointly) Date Signature (and Title if applicable)